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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  JULY 14, 2004
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                 1-9025                                 NOT APPLICABLE.
        (Commission File Number)               (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                          80127
             LITTLETON, CO
(Address of Principal Executive Offices)                  (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)



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                                VISTA GOLD CORP.


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9. On July 14, 2004, BNamericas.com published an article that referred to a statement of Howard Harlan, manager of corporate administration of Vista Gold Corp. (the "Company") that the Company may start drilling next year on down-dip material at its Guadalupe de los Reyes gold project in Mexico's Sinaloa state; quoted him as saying "I don't think we'll do it this year, but it's not out of the question that we could do some drilling next year to test the down-dip and extend the reserves"; and referred to an additional statement that the Company is studying data it acquired along with the property and plans to update the pre-feasibility study to report on proven and probable reserves.


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ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A
         PROVISION OF THE CODE OF ETHICS.


         Not applicable.


ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.


         Not applicable


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


         Not applicable





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                        VISTA GOLD CORP.
                                                        (Registrant)



Date:    July 14, 2004                                  By: /s/  Mike Richings
                                                            --------------------
                                                            President & CEO





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